GREENWICH STREET SERIES FUND
on behalf of the
Diversified Strategic Income Portfolio

Supplement dated July 27, 1998
to the Prospectus dated April 30, 1998

	The following information supplements, and to the extent inconsistent therewith supersedes, the information set forth in the Prospectus under "Additional Investments."

Real Estate Investment Trusts

The Diversified Strategic Income Portfolio may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity trusts own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. A mortgage trust can make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940, as amended.









FD 01527

U:\legal\funds\$ssf\1998\secdocs\798stk5